Exhibit 99.1

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

COMBINED FINANCIAL STATEMENTS

Year Ended December 31, 2008

C O N T E N T S

Page Number

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	1

COMBINED FINANCIAL STATEMENTS

Combined Balance Sheet	2

Combined Statement of Operations	3

Combined Statement of Changes in Members’ Capital	4

Combined Statement of Cash Flows	5

Notes to Combined Financial Statements	6

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Members and Managers of

Integrity Pharmacy Services, LLC

and Integrity Medical Supplies, LLC

St. Petersburg, Florida

We have audited the accompanying combined balance sheet of Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC (collectively, “Integrity”) as of December 31, 2008, and the related combined statement of operations, changes in members’ capital, and cash flows for the year then ended. These combined financial statements are the responsibility of Integrity’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Integrity Pharmacy Services, LLC and Integrity Medical Supplies, LLC as of December 31, 2008, and the results of their combined operations, changes in members’ capital, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore Stephens Lovelace, P.A.

Moore Stephens Lovelace, P.A.

Certified Public Accountants

Clearwater, Florida

July 2, 2009

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

COMBINED BALANCE SHEET

December 31, 2008

ASSETS
2008
CURRENT ASSETS
Cash	$1,252,189
Amounts held by revolving line-of-credit lender	151,005
Accounts receivable, net of allowance for doubtful accounts of approximately $94,900	6,309,927
Inventory	2,396,755
Prepaid expenses	27,687

TOTAL CURRENT ASSETS	10,137,563

PROPERTY AND EQUIPMENT, NET	1,574,270

DEFERRED FINANCING COSTS, NET	27,000

DEPOSITS AND OTHER ASSETS	85,665

TOTAL ASSETS	$11,824,498

LIABILITIES AND MEMBERS’ CAPITAL

CURRENT LIABILITIES
Accounts payable	$3,196,615
Accrued expenses	655,684
Notes payable to members	2,624,083

TOTAL CURRENT LIABILITIES	6,476,382

COMMITMENTS AND CONTINGENCIES

MEMBERS’ CAPITAL	5,348,116

TOTAL LIABILITIES AND MEMBERS’ CAPITAL	$11,824,498

The accompanying notes are an integral part of the combined financial statements.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2008

2008

PHARMACY AND MEDICAL SUPPLIES REVENUE	$47,619,106

COST OF SALES	41,904,813

GROSS PROFIT	5,714,293

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,778,516

INTEREST EXPENSE	579,115

TOTAL OPERATING EXPENSES	2,357,631

NET INCOME	$3,356,662

The accompanying notes are an integral part of the combined financial statements.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

COMBINED STATEMENT OF CHANGES IN MEMBERS’ CAPITAL

Year Ended December 31, 2008

Members’ capital at December 31, 2007	$1,991,454

Net income for the year	3,356,662

Members’ capital at December 31, 2008	$5,348,116

The accompanying notes are an integral part of the combined financial statements.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

COMBINED STATEMENT OF CASH FLOWS

Year Ended December 31, 2008

2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,356,662
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Provision for uncollectible accounts	170,006
Depreciation and amortization	265,666
Changes in operating assets and liabilities:
Amounts held by revolving line-of-credit lender	(76,489)
Accounts receivable	(1,378,983)
Inventory	(613,475)
Prepaid expenses	1,141
Deposits and other assets	12,566
Accounts payable and accrued expenses	1,046,110

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	2,783,204

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(431,376)

CASH FLOWS FROM FINANCING ACTIVITIES
Net change in line of credit	(1,693,495)

NET INCREASE IN CASH	658,333

CASH - BEGINNING OF YEAR	593,856

CASH - END OF YEAR	$1,252,189

The accompanying notes are an integral part of the combined financial statements.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

Year Ended December 31, 2008

NOTE 1 - NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business and Basis of Presentation

Integrity Pharmacy Services, LLC (“IPS”) and Integrity Medical Supplies, LLC (“IMS”) (collectively, “Integrity”) were organized in August 2004 to provide long-term care facilities with a full range of pharmacy services, including dispensing, pharmacist and nurse consulting, infusion and enteral therapy, medication therapy management, and medical record production. Integrity has locations in Florida, Pennsylvania and Massachusetts.

The accounts of IPS and IMS are presented on a combined basis based on common ownership and management. All significant intercompany accounts and transactions have been eliminated in the combination.

Inventory

Inventory is stated at the lower of cost or market on a first-in, first-out basis using the retail method of accounting to determine cost of sales. Physical inventory counts are taken on a regular basis in each distribution center and a continuous cycle count process is the primary procedure used to validate the recorded inventory balances.

Property and Equipment

Property and equipment and improvements to leased premises are depreciated using the straight-line method over the estimated useful lives or, when applicable, the term of the lease, whichever is shorter. Estimated useful lives generally range from 10 to 40 years for building improvements and leasehold improvements and 3 to 10 years for fixtures and equipment. Repair and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Year Ended December 31, 2008

NOTE 1 - NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT

                  ACCOUNTING POLICIES (Continued)

Deferred Financing Costs

Costs related to obtaining the revolving line of credit (see Note 3) have been deferred and are being systematically amortized over the term of the related revolving line-of-credit agreement. Amortization expense approximated $20,800 for the year ended December 31, 2008. Deferred financing costs of approximately $114,400 at December 31, 2008 are presented in the combined balance sheet, net of accumulated amortization of approximately $87,400.

Revenue Recognition

Integrity has agreements with third-party payors that provide for payments at contracted prices. Pharmacy and medical supplies revenue is reported at the estimated net realizable amounts due from customers or third-party payors. Revenue is recognized at the time pharmaceuticals or medical supplies are delivered to patients. Approximately 95% of Integrity’s revenues during the year ended December 31, 2008 were generated from institutional facilities that were commonly controlled by a single management company.

Income Taxes

IPS and IMS were both organized as limited liability companies treated as pass-through entities for income tax reporting purposes. Accordingly, the individual members of the LLC’s include their respective share of taxable income or losses in their individual income tax returns. As a result, no provision for income taxes has been included in the combined financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Year Ended December 31, 2008

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2008:

Equipment	$1,529,558
Computer software	172,560
Leasehold improvements	327,679

2,029,797
Less accumulated depreciation and amortization	(455,527)

Property and equipment, net	$1,574,270

Depreciation and amortization of property and equipment during the year ended December 31, 2008 amounted to approximately $244,900.

NOTE 3 - REVOLVING LINE OF CREDIT

During 2005, Integrity entered into a revolving line-of-credit agreement (the “Line”) with a lender. In November 2008, the Line was amended to decrease the upper limit of the Line from $4,000,000 to $2,000,000. The maturity date is December 2010. The Line provides, among other things, that Integrity may borrow up to the higher of a percentage of eligible receivables (as defined in the Line) or $2,000,000, interest at the greater of the prime rate plus 2% or 5.25% (7.25% as of December 31, 2008), with interest paid on a monthly basis. Borrowings under the Line are collateralized by substantially all of Integrity’s assets.

The Line contains certain financial and performance covenants, including, but not limited to, minimum earnings before interest, taxes, depreciation and amortization, and net leverage and interest coverage ratios. Integrity was in compliance with the Line’s covenants at December 31, 2008.

At December 31, 2008, there were no borrowings under the Line. Additionally, amounts held by the lender were approximately $151,000 at December 31, 2008. Cash paid for interest on borrowings under the Line during the year ended December 31, 2008 amounted to approximately $199,200.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Year Ended December 31, 2008

NOTE 4 - NOTES PAYABLE TO MEMBERS

During 2005, Integrity borrowed $1,800,000 from its members pursuant to a series of subordinated demand notes (the “Member Notes”). The Member Notes, which are subordinated to the Line agreement (see Note 3), are unsecured and provide for the accrual of interest at 15% per annum and may not be repaid unless Integrity has excess cash flow (as defined in the Line agreement). Total interest incurred on the Member Notes for the year ended December 31, 2008 amounted to approximately $394,700.

In January 2008, the Member Notes were amended to extend the maturity date until December 31, 2009 and add the accrued and unpaid interest of approximately $342,000 to the outstanding balance due on the Member Notes.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Lease Commitments

Integrity leases pharmacy and medical supply distribution and office space in Ft. Lauderdale, Florida, from an unrelated third party under an operating lease agreement. The lease provides for minimum monthly rents (adjusted annually for inflation) of approximately $9,000 through July 2011. Expenses associated with this lease were approximately $167,600 for the year ended December 31, 2008.

Integrity also leases pharmacy and medical supply distribution and office space in Largo, Florida, from a landlord with which it is related through common ownership, under an operating lease agreement. The lease provides for minimum monthly rents (adjusted annually for inflation) of approximately $11,300 through July 2016. Expenses associated with this lease were approximately $136,000 for the year ended December 31, 2008.

During 2007, Integrity leased pharmacy and medical supply distribution and office space from an unrelated third party in Orlando, Florida, under an operating lease agreement. The lease provides for minimum monthly rents (adjusted annually for inflation) of approximately $7,400 through February 2012. Expenses associated with this lease were approximately $93,500 for the year ended December 31, 2008.

During 2008, Integrity leased an additional facility for pharmacy and medical supplies distribution from an unrelated third party in King of Prussia, Pennsylvania. The lease is for a 38-month term, with a minimum monthly rental of $4,400 (adjusted annually for inflation). Expenses associated with this lease were approximately $51,400 for the year ended December 31, 2008.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Year Ended December 31, 2008

NOTE 5 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Lease Commitments

During 2008, Integrity leased an additional facility for pharmacy and medical supplies distribution from an unrelated third party in Hopkinton, Massachusetts. The lease is for a five-year term, with a minimum monthly rental of approximately $5,500 (adjusted annually for inflation). Expense associated with this lease was approximately $22,900 for the year ended December 31, 2008.

During 2008, Integrity leased certain computer hardware and software for use in pharmacy and medical supplies distribution from an unrelated third party. The leases are for a five-year term, with a minimum monthly rental of approximately $5,300. Expense associated with this lease was approximately $61,800 for the year ended December 31, 2008.

Future minimum lease payments under these operating lease agreements for each of the five succeeding fiscal years and in the aggregate are approximately as follows:

Year Ending December 31,	Amount
2009	$521,000
2010	521,000
2011	444,000
2012	299,000
2013	187,000
Thereafter	437,000

$2,409,000

Credit Risk

Financial instruments, which potentially subject Integrity to concentrations of credit risk, consist principally of cash deposited in financial institutions in excess of federally insured limits and accounts receivable. Management believes that the taxing authority of the governmental entities funding the Medicaid and Medicare programs mitigates the concentration of credit risk with respect to those accounts receivable.

INTEGRITY PHARMACY SERVICES, LLC

AND INTEGRITY MEDICAL SUPPLIES, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Year Ended December 31, 2008

NOTE 5 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Insurance and Legal Matters

Integrity maintains professional liability insurance on a claims-made basis. Management is not aware of any asserted or unasserted claims, or incidents that are considered probable to result in future claims. As a result, these combined financial statements do not include a provision or liability related to incurred but unreported claims. While management is unaware of any claims or probable claims from incidents that would result in uninsured losses, the potential for such losses exists, and losses in excess of insurance coverage limits could possibly result in a material adverse effect on Integrity’s financial position.

Medicare and Medicaid Programs and Healthcare Reform

During the year ended December 31, 2008, approximately 55% of Integrity’s revenue resulted from reimbursement from the Medicaid and Medicare programs. Laws and regulations governing these programs are complex and are subject to interpretation. Integrity believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquiries have been made, compliance with such laws and regulations can be subject to future governmental review and interpretation, as well as significant regulatory action, including fines, penalties, and exclusion from the Medicare and Medicaid programs.

Governmental funding for healthcare programs is subject to statutory and regulatory changes, administrative rulings, interpretations of policy, intermediary determinations, and governmental funding restrictions, all of which may materially affect program reimbursement to healthcare facilities. Changes in the reimbursement policies of the Medicaid and Medicare programs, as a result of legislative and regulatory actions, could adversely affect Integrity’s revenues.

NOTE 6 - SUBSEQUENT EVENTS

On March 20, 2009, the Board of Directors declared a $1,300,000 distribution to the Members.